SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 14, 2001

                            AMERADA HESS CORPORATION
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               (Exact name of Registrant as Specified in Charter)

      DELAWARE                      No. 1-1204               No. 13-4921002
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   (State or other              (Commission File)            (IRS Employer
    jurisdiction of                 Number)               Identification No.)
    incorporation)

              1185 Avenue Of the Americas                    10036
              New York, New York
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    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (212) 997-8500
                                                    --------------


                                       N/A
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(Former Name or Former Address, if Changed Since Last Report)

Item 2.        Other Events

At 12:00 midnight, New York City time, on August 13, 2001 (the "Expiration Date"), the cash tender offer (the "Offer") of Amerada Hess Corporation, a Delaware corporation ("Amerada Hess"), made through its wholly owned subsidiary, Amerada Hess (Cayman) Limited, a company limited by shares organized under the laws of the Cayman Islands ("Purchaser"), expired. The Offer was to purchase all of the existing unconditionally allotted or issued and fully paid ordinary shares, par value $0.01 per share, of Triton Energy Limited, a company limited by shares organized under the laws of the Cayman Islands (the "Company"), and any further ordinary shares, par value $0.01 per share, that were unconditionally allotted or issued and fully paid before the Expiration Date, including the associated Series A junior participating preferred share purchase rights issued pursuant to the Rights Agreement dated as of March 25,1996, as amended, by and between the Company and Mellon Investor Services LLC, as Rights Agent (the "Ordinary Shares"), at a price of $45.00 per Ordinary Share. Based on reports from The Bank of New York, the depository for the Offer, as of the Expiration Date, a total of 63,751,116 Ordinary Shares (including 22,899,985 Ordinary Shares subject to guarantees of delivery), representing approximately 99.64% of the outstanding Ordinary Shares, had been validly tendered and not properly withdrawn in the Offer. Purchaser accepted for payment all of the
Ordinary Shares validly tendered pursuant to the Offer on the Expiration Date and made payment of the offer consideration on August 17, 2001. The shares tendered include Ordinary Shares issued on the conversion of the Preference Shares of the Company owned by Hicks, Muse, Tate & Furst Incorporated and delivered pursuant to the terms of a Principal Shareholders Agreement dated as of July 9,2001 among Amerada Hess Corporation, Amerada Hess (Cayman) Limited, Triton Energy Limited, HM4 Triton, L.P. and the other shareholders of Triton Energy Limited listed on Annex A thereto (the "Principal Shareholders Agreement"). A copy of the Principal Shareholders Agreement is filed as Exhibit d(2) to the Schedule TO filed July 17, 2001.

Purchaser intends to effect a compulsory acquisition of the remaining Ordinary Shares that are not owned by Amerada Hess, Purchaser or any subsidiary of Amerada Hess in accordance with the law of the Cayman Islands as soon as permitted by the law of the Cayman Islands.

The Offer was made pursuant to an Acquisition Agreement, dated as of July 9, 2001, as amended, by and among the Company, Amerada Hess and Purchaser (the "Acquisition Agreement"), a copy of which is filed as Exhibit d(1) to the Schedule TO filed July 17, 2001, as amended. Pursuant to the Acquisition Agreement, on August 17, 2001, Purchaser secured the resignation of eight members of the existing board of directors of the Company and elected John B. Hess, W.S.H. Laidlaw, John Y. Schreyer, J. Barclay Collins II, Nicholas F. Brady, Robert N. Wilson, Frank A. Olson and Edith E. Holiday to fill the vacancies created by such resignations. James C. Musselman and J. Otis Winters remained as directors of the Company.

Purchaser obtained the approximately $2.81 billion required to purchase the Ordinary Shares tendered pursuant to the Offer from Amerada Hess. Amerada Hess obtained such funds from the issuance of notes in the approximate amount of $2.5 billion on August 15, 2001, as well as from working capital and lines of credit. The terms of the notes are described in the Form S-3 registration statement filed by Amerada Hess with the Securities and Exchange Commission (the "Commission") on July 20, 2001. The lines of credit are described in the Schedule TO filed by Amerada Hess and Purchaser with the Commission on July 17, 2001, in which such lines of credit are defined as "Credit Facility A" and "Credit Facility B", respectively. A copy of each of these credit facilities is filed as Exhibits 4(4) and 4(5), respectively, to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a   Financial Statements of Business Acquired

The financial statements of the business acquired as required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)  Pro Forma Financial Information

The pro forma financial information as required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)  Exhibits

Exhibit No.         Description
----------          ------------

2.1 Acquisition Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman)Limited and Triton Energy Limited.(1)

2.2 Principal Shareholders Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman) Limited, Triton Energy Limited, HM4 Triton, L.P. and the other shareholders of Triton Energy Limited listed on Annex A thereto.(2)



10.1 Third Amended and Restated Credit Agreement dated as of January 23, 2001 among Amerada Hess Corporation, the lenders party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility A").(3)

10.2 Third Amended and Restated Credit Agreement dated as of January 23, 2001 among Amerada Hess Corporation, the Lenders Party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility B").(4)

(1) Incorporated by reference to Exhibit (d)(1) of the Schedule TO, filed July 17, 2001.
(2) Incorporated by reference to Exhibit (d)(2) of the Schedule TO, filed July 17, 2001.
(3) Incorporated by reference to Exhibit 4(4) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.
(4) Incorporated by reference to Exhibit 4(5) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2001

                                          AMERADA HESS CORPORATION



                                          By:/s/John Y. Schreyer
                                             -------------------------------
                                             Name:  John Y. Schreyer
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
----------          -----------

2.1 Acquisition Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman)Limited and Triton Energy Limited.(1)

2.2 Principal Shareholders Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman) Limited, Triton Energy Limited, HM4 Triton, L.P. and the other shareholders of Triton Energy Limited listed on Annex A thereto.(2)


10.1 Third Amended and Restated Credit Agreement dated as of January 23, 2001 among Amerada Hess Corporation, the lenders party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility A").(3)

10.2 Third Amended and Restated Credit Agreement dated as of January 23, 2001 among Amerada Hess Corporation, the Lenders Party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility B").(4)

(1) Incorporated by reference to Exhibit (d)(1) of the Schedule TO, filed July 17, 2001.
(2) Incorporated by reference to Exhibit (d)(2) of the Schedule TO, filed July 17, 2001.
(3) Incorporated by reference to Exhibit 4(4) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.
(4) Incorporated by reference to Exhibit 4(5) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.